UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07644

Gabelli Capital Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York	10580-1422

(Address of principal executive offices)	(Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

■ Gabelli Capital Asset Fund	Annual Report To Contractowners

Mario Gabelli, C.F.A., Portfolio Manager

Objective:

Growth of capital. Current income is a secondary objective

Portfolio:

At least 80% common stocks and securities convertible into common stocks

Inception Date:

May 1, 1995

Net Assets at December 31, 2004:

$240,034,918

An Update from Fund Management

For the six months ended December 31, 2004, the Gabelli Capital Asset Fund (the “Fund”) returned 9.67%. The Standard & Poor’s 500 Index (the “S&P 500”) and Russell 2000 Index gained 7.19% and 10.83%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. For the year ended on the same date, the Fund advanced 15.54% versus the S&P 500’s 10.87% and Russell 2000 Index’s 18.33% gains.

For the five year period ended December 31, 2004, the Fund’s total return averaged 7.74% annually, versus average annual total returns of (2.30)% and 6.61% for the S&P 500 and Russell 2000 Indices, respectively. Since inception on May 1, 1995 through December 31, 2004, the Fund had a cumulative total return of 233.30%, which equates to an average annual total return of 13.24%.

In the first half of 2004, increased merger and acquisition activity helped surface value in the portfolio, with several portfolio companies being taken over at substantial premiums to market price. The flurry of deal activity in the last six weeks of the year further benefited the portfolio. In general, our investments in the wireless communications, hotel/gaming, housing, and utilities industries performed very well. The lackluster performance of advertising supported media stocks, a sector in which we have substantial commitments, restrained relative returns.

The Fund’s focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (“EBITDA”) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business’ value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends and we try to position ourselves in front of long term earnings uptrends. We analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value (“PMV”) estimates. Finally, we look for a catalyst: something happening in the company’s industry or indigenous to the company itself that will surface value. Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. We believe this has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2004 and are subject to change without notice. They do not necessarily represent the views of Gabelli Funds, LLC or Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses carefully before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The S&P 500 Index is an index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

■ Gabelli Capital Asset Fund	Annual Report To Contractowners

Top Ten Holdings  (As of 12/31/2004)

Company	Percentage of Total Net Assets
American Express Co.	2.23%
Archer-Daniels-Midland Co.	1.86
Liberty Media Corp., Cl. A	1.83
Dreyer’s Grand Ice Cream Holdings Inc., Cl. A	1.68
The Walt Disney Co.	1.62
Time Warner Inc.	1.62
Pfizer Inc.	1.46
Gray Television Inc.	1.39
Waste Management Inc.	1.37
Honeywell International Inc.	1.33

Sector Weightings  (Percentage of Total Net Assets as of December 31, 2004)

■ Gabelli Capital Asset Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Average Annual Total Returns  (For periods ended 12/31/2004)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 5/1/1995
Gabelli Capital Asset Fund	15.54%	10.28%	7.74%	—	13.24%
S&P 500 Index	10.87%	3.58%	–2.30%	—	11.10%

•	All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (availability within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

•	Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

■	The Gabelli Capital Asset Fund

Schedule of Investments

December 31, 2004

Common Stocks — 98.4%
Shares		Cost	Market Value

Aerospace — 0.4%
13,500	Herley Industries Inc.†	$266,819	$274,590
40,000	Titan Corp.†	763,660	648,000

		1,030,479	922,590

Agriculture — 1.9%
200,000	Archer-Daniels-Midland Co.	2,340,953	4,462,000

Automotive: Parts and Accessories — 4.0%
16,100	BorgWarner Inc.	477,860	872,137
29,000	CLARCOR Inc.	548,692	1,588,330
175,000	Dana Corp.	2,434,557	3,032,750
35,000	Modine Manufacturing Co.	828,233	1,181,950
30,000	Navistar International Corp.†	583,249	1,319,400
85,000	Scheib (Earl) Inc.†	483,196	277,950
60,000	Standard Motor Products Inc.	976,678	948,000
34,300	TransPro Inc.†	216,824	209,230
5,000	TRW Automotive Holdings Corp.†	113,000	103,500

		6,662,289	9,533,247

Aviation: Parts and Services — 3.4%
15,000	Aviall Inc.†	205,145	344,550
2,000	Barnes Group Inc.	24,725	53,020
28,000	Curtiss-Wright Corp., Cl. B	758,387	1,575,280
125,000	Fairchild Corp., Cl. A†	787,064	461,250
90,000	GenCorp Inc.	854,121	1,671,300
60,000	Kaman Corp., Cl. A	773,944	759,000
5,000	Moog Inc., Cl. A†	48,531	226,750
18,000	Precision Castparts Corp.	792,141	1,182,240
30,000	Sequa Corp., Cl. A†	1,048,824	1,834,500

		5,292,882	8,107,890

Broadcasting — 4.5%
50,000	Fisher Communications Inc.†	2,826,197	2,444,000
80,000	Granite Broadcasting Corp.†	241,395	32,800
215,000	Gray Television Inc.	2,231,752	3,332,500
50,000	Liberty Corp.	2,401,567	2,198,000
45,000	Lin TV Corp., Cl. A†	945,058	859,500
50,000	Paxson Communications Corp.†	282,421	69,000
160,000	Sinclair Broadcast Group Inc., Cl. A	1,651,571	1,473,600
40,000	Young Broadcasting Inc., Cl. A†	741,233	422,400

		11,321,194	10,831,800

Business Services — 0.6%
20,000	Cendant Corp.	305,380	467,600
78,500	Nashua Corp.†	693,969	891,760

		999,349	1,359,360

Cable and Satellite — 2.9%
5,000	Adelphia Communications Corp., Cl. A†	5,250	1,925
115,000	Cablevision Systems Corp., Cl. A†	890,169	2,863,500
85,000	DIRECTV Group Inc.†	1,327,422	1,422,900
20,000	EchoStar Communications Corp., Cl. A	657,390	664,800
25,000	Liberty Media International Inc., Cl. A†	546,080	1,155,750
100,000	UnitedGlobalCom Inc., Cl. A†	503,979	966,000

		3,930,290	7,074,875

Shares		Cost	Market Value

Communications Equipment — 3.2%
100,000	Agere Systems Inc., Cl. B†	$154,220	$135,000
200,000	Corning Inc.†	1,527,254	2,354,000
110,000	Lucent Technologies Inc.†	433,057	413,600
60,000	Motorola Inc.	564,124	1,032,000
170,000	Nortel Networks Corp.†	750,650	593,300
100,000	Thomas & Betts Corp.†	1,903,118	3,075,000

		5,332,423	7,602,900

Computer Software and Services — 0.5%
59,100	MarketWatch Inc.†	634,961	1,063,800
80,000	Xanser Corp.†	229,927	224,000

		864,888	1,287,800

Consumer Products — 2.5%
13,500	Alberto-Culver Co.	427,626	655,695
25,000	Gallaher Group plc, ADR	599,663	1,517,750
28,700	National Presto Industries Inc.	973,112	1,305,850
15,000	Pactiv Corp.†	152,305	379,350
24,000	Procter & Gamble Co.	884,682	1,321,920
110,000	Revlon Inc., Cl. A†	299,041	253,000
10,000	Sony Corp., ADR	317,134	389,600
61,000	Weider Nutrition International Inc.†	153,340	265,350

		3,806,903	6,088,515

Consumer Services — 1.4%
20,000	IAC/InterActiveCorp†	154,375	552,400
110,000	Rollins Inc.	1,277,171	2,895,200

		1,431,546	3,447,600

Diversified Industrial — 4.5%
50,000	Ampco-Pittsburgh Corp.	755,750	730,000
28,000	Baldor Electric Co.	602,261	770,840
30,000	Cooper Industries Ltd., Cl. A	1,396,484	2,036,700
30,000	Crane Co.	623,766	865,200
16,000	Greif Inc., Cl. A	427,317	896,000
13,500	Harbor Global Co. Ltd.†	31,715	125,550
90,000	Honeywell International Inc.	2,615,849	3,186,900
8,000	ITT Industries Inc.	646,601	675,600
73,600	Katy Industries Inc.†	968,000	381,248
81,000	Myers Industries Inc.	697,353	1,036,800

		8,765,096	10,704,838

Electronics — 0.8%
80,000	Texas Instruments Inc.	1,907,690	1,969,600

Energy and Utilities — 5.8%
105,000	Allegheny Energy Inc.†	1,000,298	2,069,550
240,000	Aquila Inc.†	896,930	885,600
50,000	CMS Energy Corp.†	356,085	522,500
15,000	ConocoPhillips	860,026	1,302,450
12,000	Devon Energy Corp.	287,172	467,040
40,000	Duquesne Light Holdings Inc.	577,516	754,000
90,000	El Paso Corp.	749,720	936,000
100,000	El Paso Electric Co.†	898,555	1,894,000
20,000	Exxon Mobil Corp.	742,221	1,025,200
4,666	Florida Public Utilities Co.	55,292	89,354
14,000	Kerr-McGee Corp.	748,514	809,060
20,000	Mirant Corp.†	6,600	7,700
55,000	Northeast Utilities	1,045,707	1,036,750
20,000	NSTAR	903,303	1,085,600
17,000	Progress Energy Inc., CVO†	7,800	2,210
10,000	RPC Inc.	139,862	251,200
32,000	Southwest Gas Corp.	781,595	812,800

		10,057,196	13,951,014

See accompanying notes to financial statements.

■	The Gabelli Capital Asset Fund

Schedule of Investments (Continued)

December 31, 2004

Shares		Cost	Market Value

Entertainment — 10.1%
40,000	Dover Motorsports Inc.	$242,659	$229,200
95,000	Fox Entertainment Group Inc., Cl. A†	2,532,919	2,969,700
190,000	Gemstar-TV Guide International Inc.†	1,125,121	1,124,800
47,000	Grupo Televisa SA, ADR	1,764,392	2,843,500
400,000	Liberty Media Corp., Cl. A†	1,966,838	4,392,000
10,000	Metro-Goldwyn-Mayer Inc.†	79,320	118,800
140,000	The Walt Disney Co.	2,983,909	3,892,000
200,000	Time Warner Inc.†	3,362,397	3,888,000
50,000	Topps Co. Inc.	460,778	487,500
80,000	Viacom Inc., Cl. A	2,015,028	2,966,400
35,000	Vivendi Universal SA, ADR†	629,079	1,122,450
10,000	World Wrestling Entertainment Inc.	90,425	121,300

		17,252,865	24,155,650

Environmental Services — 1.8%
100,000	Allied Waste Industries Inc.†	999,912	928,000
12,000	Catalytica Energy Systems Inc.†	71,187	27,120
3,000	Ionics Inc.†	130,230	130,020
110,000	Waste Management Inc.	2,706,043	3,293,400

		3,907,372	4,378,540

Equipment and Supplies — 5.0%
50,000	AMETEK Inc.	502,475	1,783,500
45,000	Baldwin Technology Co. Inc., Cl. A†	79,550	135,000
25,000	Belden CDT Inc.	306,599	580,000
5,000	C&D Technologies Inc.	91,700	85,200
40,000	Capstone Turbine Corp.†	70,880	73,200
7,000	CIRCOR International Inc.	73,502	162,120
125,000	CTS Corp.	1,396,096	1,661,250
16,000	CUNO Inc.†	315,437	950,400
21,000	Eastern Co.	326,937	420,000
225,000	Fedders Corp.	1,120,992	814,500
35,000	Flowserve Corp.†	495,714	963,900
35,000	Franklin Electric Co. Inc.	311,736	1,479,100
60,000	GrafTech International Ltd.†	678,673	567,600
30,000	IDEX Corp.	498,310	1,215,000
3,000	Imagistics International Inc.†	60,106	100,980
35,000	Watts Water Technologies Inc., Cl. A	480,304	1,128,400

		6,809,011	12,120,150

Financial Services — 4.3%
95,000	American Express Co.	3,411,042	5,355,150
42,400	Argonaut Group Inc.†	948,501	895,912
20,000	Bank of New York Co. Inc.	646,337	668,400
15,000	BKF Capital Group Inc.	388,458	568,500
13,000	Deutsche Bank AG, ADR	793,360	1,157,130
163,000	Epoch Holding Corp.†	526,516	798,700
10,000	Marsh & McLennan Companies Inc.	289,684	329,000
15,000	Midland Co.	115,382	469,050

		7,119,280	10,241,842

Food and Beverage — 9.8%
10,000	Allied Domecq plc, ADR	204,522	399,100
20,000	Brown-Forman Corp., Cl. A	477,226	1,015,200
30,000	Campbell Soup Co.	794,901	896,700
55,000	Coca-Cola Co.	2,621,192	2,289,650
23,000	Corn Products International Inc.	626,938	1,231,880

Shares		Cost	Market Value

120,000	Del Monte Foods Co.†	$1,230,200	$1,322,400
51,000	Diageo plc, ADR	1,956,306	2,951,880
50,000	Dreyer’s Grand Ice Cream Holdings Inc., Cl. A	3,914,543	4,021,500
50,000	General Mills Inc.	2,333,049	2,485,500
70,000	Heinz (H.J.) Co.	2,562,477	2,729,300
8,000	Kellogg Co.	218,300	357,280
70,000	PepsiAmericas Inc.	952,139	1,486,800
20,600	Tootsie Roll Industries Inc.	324,957	713,378
23,000	Wrigley (Wm.) Jr. Co.	1,331,491	1,591,370

		19,548,241	23,491,938

Health Care — 4.3%
4,000	Chemed Corp.	192,875	268,440
6,000	DENTSPLY International Inc.	262,620	337,200
5,000	Guidant Corp.	360,250	360,500
7,000	Henry Schein Inc.†	392,702	487,480
24,000	INAMED Corp.†	1,062,709	1,518,000
4,000	Invitrogen Corp.†	167,555	268,520
15,000	IVAX Corp.†	135,600	237,300
15,000	Johnson & Johnson	750,430	951,300
45,000	Merck & Co. Inc.	1,747,262	1,446,300
25,000	NeighborCare Inc.†	651,922	768,000
4,000	Patterson Companies Inc.†	88,120	173,560
130,000	Pfizer Inc.	3,946,467	3,495,700
5,000	Sola International Inc.†	137,601	137,700
60,000	TL Administration Corp.†	144,933	360

		10,041,046	10,450,360

Hotels and Gaming — 4.3%
60,000	Aztar Corp.†	500,789	2,095,200
21,373	Dover Downs Gaming & Entertainment Inc.	240,912	279,986
55,000	Gaylord Entertainment Co.†	1,519,054	2,284,150
100,000	Hilton Hotels Corp.	984,540	2,274,000
15,000	Kerzner International Ltd.†	725,832	900,750
5,000	Mandalay Resort Group	338,720	352,150
30,000	MGM Mirage†	1,363,191	2,182,200

		5,673,038	10,368,436

Machinery — 1.5%
75,000	CNH Global NV	1,471,996	1,452,750
28,300	Deere & Co.	1,964,531	2,105,520

		3,436,527	3,558,270

Manufactured Housing and Recreational Vehicles — 1.0%
1,000	Cavco Industries Inc.†	44,644	44,950
150,000	Champion Enterprises Inc.†	1,554,777	1,773,000
15,500	Skyline Corp.	611,849	632,400

		2,211,270	2,450,350

Metals and Mining — 0.3%
8,000	Compania de Minas Buenaventura SA, ADR	161,850	183,200
12,000	Newmont Mining Corp.	519,040	532,920

		680,890	716,120

Publishing — 7.6%
15,000	Journal Communications Inc., Cl. A	274,850	271,050
10,000	Knight-Ridder Inc.	671,664	669,400
10,000	Lee Enterprises Inc.	289,859	460,800
22,000	McClatchy Co., Cl. A	637,731	1,579,820
16,000	Media General Inc., Cl. A	1,017,456	1,036,960
8,000	Meredith Corp.	171,362	433,600
60,000	New York Times Co., Cl. A	2,700,690	2,448,000

See accompanying notes to financial statements.

■	The Gabelli Capital Asset Fund

Schedule of Investments (Continued)

December 31, 2004

Shares		Cost	Market Value

150,000	News Corp., Cl. A	$2,449,213	$2,799,000
130,000	Penton Media Inc.†	114,339	11,700
440,000	PRIMEDIA Inc.†	1,655,662	1,672,000
34,000	Pulitzer Inc.	1,304,224	2,204,900
60,900	Reader’s Digest Association Inc.	964,669	847,119
15,000	Scripps (E.W.) Co., Cl. A	606,557	724,200
57,000	Thomas Nelson Inc.	655,681	1,288,200
40,000	Tribune Co.	1,881,092	1,685,600
1,000	VNU NV	29,111	29,536

		15,424,160	18,161,885

Real Estate — 0.5%
47,000	Griffin Land & Nurseries Inc.†	659,368	1,210,250

Retail — 1.3%
33,750	Aaron Rents Inc., Cl. A	281,332	763,594
12,000	Ingles Markets Inc., Cl. A	150,950	148,680
20,000	Neiman Marcus Group Inc., Cl. A	629,298	1,430,800
45,000	Safeway Inc.†	926,398	888,300

		1,987,978	3,231,374

Specialty Chemicals — 3.0%
60,000	Ferro Corp.	1,214,044	1,391,400
15,000	Great Lakes Chemical Corp.	363,574	427,350
2,000	Hawkins Inc.	15,000	23,680
87,000	Hercules Inc.†	1,086,665	1,291,950
20,000	MacDermid Inc.	287,919	722,000
10,000	Material Sciences Corp.†	90,141	179,900
140,000	Omnova Solutions Inc.†	894,446	786,800
5,000	Quaker Chemical Corp.	87,062	124,200
90,000	Sensient Technologies Corp.	1,737,703	2,159,100

		5,776,554	7,106,380

Telecommunications — 4.0%
45,000	AT&T Corp.	1,193,806	857,700
30,000	CenturyTel Inc.	822,178	1,064,100
300,000	Cincinnati Bell Inc.†	2,005,818	1,245,000
90,000	Citizens Communications Co.	1,127,631	1,241,100
350,000	Qwest Communications International Inc.†	1,308,840	1,554,000
13,125	Rogers Communications Inc., Cl. B	86,303	343,219
10,000	SBC Communications Inc.	263,483	257,700
120,000	Sprint Corp.	1,819,156	2,982,000

		8,627,215	9,544,819

Wireless Communications — 3.2%
90,000	mm02 plc, ADR†	987,678	2,121,300
25,000	Price Communications Corp.†	322,481	464,750
6,000	Telephone & Data Systems Inc.	251,190	461,700
35,000	United States Cellular Corp.†	1,189,378	1,566,600
110,000	UNOVA Inc.†	1,955,486	2,781,900
10,000	Western Wireless Corp., Cl. A†	30,000	293,000

		4,736,213	7,689,250

	Total Common Stocks	177,634,206	236,219,643

U.S. Government Obligations — 1.6%
Principal Amount		Cost	Market Value

$3,745,000	U.S. Treasury Bills, 1.895% to 2.099%††, 01/06/05 to 02/10/05	$3,739,966	$3,739,966

Total Investments — 100.0%		$181,374,172	239,959,609
Other Assets and Liabilities (Net) — 0.0%			75,309

Net Assets — 100.0%			$240,034,918

For Federal tax purposes:
Aggregate cost			$185,819,320

Gross unrealized appreciation			$65,619,239
Gross unrealized depreciation			(11,478,950)

Net unrealized appreciation (depreciation)			$54,140,289

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR — American Depository Receipt.

CVO — Contingent Value Obligation.

See accompanying notes to financial statements.

■	Gabelli Capital Asset Fund

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (cost $181,374,172)	$239,959,609
Dividends receivable	229,721
Receivable for investments sold	310,616
Receivable for Fund shares sold	5,201
Other assets	10,748

Total Assets	240,515,895

LIABILITIES:
Due to custodian	83,400
Payable for Fund shares redeemed	132,639
Payable for investment advisory fees	200,098
Other accrued expenses	64,840

Total Liabilities	480,977

Net Assets applicable to 13,132,826 shares outstanding	$240,034,918

NET ASSETS CONSIST OF:
Capital stock, at par value	$13,133
Additional paid-in capital	185,881,496
Accumulated net realized loss on investments	(4,445,148)
Net unrealized appreciation on investments	58,585,437

Total Net Assets	$240,034,918

Net Asset Value, offering and redemption price per share ($240,034,918 ÷ 13,132,826 shares outstanding; 500,000,000 shares authorized of $0.001 par value)	$18.28

Statement of Operations

For the Year Ended

December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign taxes of $7,425)	$3,107,824
Interest	72,627

Total Investment Income	3,180,451

Expenses:
Management fees	2,216,407
Legal and audit fees	60,359
Custodian fees	57,624
Directors’ fees	24,500
Shareholder services fees	11,028
Miscellaneous expenses	61,919

Total Expenses	2,431,837

Net Investment Income	748,614

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	8,751,422
Net realized loss on foreign currency transactions	(14)
Net change in unrealized appreciation/depreciation on investments	23,026,405

Net Realized and Unrealized Gain on Investments	31,777,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,526,427

See accompanying notes to financial statements.

■	Gabelli Capital Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Operations:
Net investment income	$748,614	$221,319
Net realized gain on investments and foreign currency transactions	8,751,408	1,712,646
Net change in unrealized appreciation/depreciation on investments	23,026,405	51,807,823

Net Increase in Net Assets Resulting from Operations	32,526,427	53,741,788

Distributions to Shareholders:
Net investment income	(746,505)	(217,324)
Net realized gain on investments	(8,301,390)	(191,297)

Total Distributions to Shareholders	(9,047,895)	(408,621)

Capital Share Transactions:
Net increase in net assets from capital share transactions	2,076,392	2,316,212

Net Increase in Net Assets	25,554,924	55,649,379

NET ASSETS:
Beginning of period	214,479,994	158,830,615

End of period	$240,034,918	$214,479,994

See accompanying notes to financial statements.

■	Gabelli Capital Asset Fund

Notes to Financial Statements

December 31, 2004

1.    Organization

The Gabelli Capital Asset Fund (the “Fund”) is a series of Gabelli Capital Series Funds, Inc. (the “Company”), which was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s primary objective is growth of capital. Current income is a secondary objective. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“Guardian”) and other selected insurance companies.

2.    Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Securities Transactions and Investment Income

Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses

Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders

■	Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2004

are based on ordinary income and long-term capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $2,109 and to decrease accumulated net realized loss on investments by $20,476 with an offsetting adjustment to additional paid in capital.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,456,201	$207,052
Net long term capital gains	6,591,694	201,569

Total Taxable Distribution:	$9,047,895	$408,621

Provision for Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$54,140,289

Total accumulated earnings	$54,140,289

3.    Agreements with Affiliated Parties

Pursuant to a management agreement (the “Management Agreement”), the Fund will pay Guardian Investor Services Corporation (the “Manager”) a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund’s average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company’s Board of Directors and the Manager, manages the Fund’s assets in accordance with the Fund’s investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund’s administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund’s sub-administrator (the “Sub-Administrator”). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets.

4.    Portfolio Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2004, other than short term securities, aggregated $84,742,441 and $58,927,363, respectively.

5.    Transactions with Affiliates

During the year ended December 31, 2004, the Fund paid brokerage commissions of $203,464 to Gabelli & Company, Inc.

The cost of calculating the Fund’s net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement among the Fund, the Manager and the Adviser. During the year ended December 31, 2004, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund’s net asset value, which is included in miscellaneous expenses in the Statement of Operations.

The Fund is assuming the allocated cost of the Gabelli Funds’ Chief Compliance Officer in the amount of $1,556 for the period October 1, 2004 through December 31, 2004.

6.    Line of Credit

The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings during the year ended December 31, 2004.

■	Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2004

7.    Capital Stock Transactions

Transactions in shares of capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
	Shares		Amount
Shares sold	1,438,260	1,931,106	$24,537,637	$27,715,553
Shares issued upon reinvestment of dividends and distributions	495,232	24,795	9,047,895	408,621
Shares redeemed	(1,844,209)	(1,972,341)	(31,509,140)	(25,807,962)

Net increase (decrease)	89,283	(16,440)	$2,076,392	$2,316,212

8.    Other Matters

On October 7, 2003, Gabelli Asset Management Inc. (“GBL”), the parent company of the Fund’s Adviser, received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. GBL has also received a subpoena and letters from the SEC requesting information about mutual fund share trading practices. GBL is responding to these requests. The Fund does not believe that these matters will have a material adverse effect on the Fund’s financial position or the results of its operations.

9. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

■	Gabelli Capital Asset

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

	Year Ended December 31,
	2004	2003	2002		2001	2000
Operating performance:
Net asset value, beginning of period	$ 16.44	$ 12.16	$ 14.23		$ 14.71	$ 17.48

Net investment income	0.06	0.02	0.03		0.07	0.04
Net realized and unrealized gain/(loss) on investments	2.50	4.29	(2.07)		0.31	0.87

Total from investment operations	2.56	4.31	(2.04)		0.38	0.91

Distributions to shareholders:
Net investment income	(0.06)	(0.02)	(0.03)		(0.08)	(0.04)
Net realized gain on investments	(0.66)	(0.01)	(0.00	)(b)	(0.78)	(3.64)

Total distributions	(0.72)	(0.03)	(0.03)		(0.86)	(3.68)

Net asset value, end of period	$ 18.28	$ 16.44	$ 12.16		$ 14.23	$ 14.71

Total return†	15.5%	35.5%	(14.3)%		2.6%	5.6%

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000’s)	$240,035	$214,480	$158,831		$193,150	$155,870
Ratio of net investment income to average net assets	0.34%	0.13%	0.20%		0.54%	0.18%
Ratio of operating expenses to average net assets	1.10%	1.11%	1.12%		1.09%	1.09	%(a)
Portfolio turnover rate	27%	39%	19%		29%	64%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)	The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

■	Gabelli Capital Asset Fund

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Directors of the Gabelli Capital Asset Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Gabelli Capital Asset Fund (the “Fund”), a series of Gabelli Capital Series Funds, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Capital Asset Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2005

■	Gabelli Capital Asset Fund

Additional Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about Gabelli Capital Series Funds, Inc. Directors and is available, without charge, upon request, by writing to Gabelli Capital Series Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

Interested Directors[3]
Mario J. Gabelli, Director and Chief Investment Officer Age: 62	Since 1995	24	Chairman of the Board, Chief Executive Officer of Gabelli Asset Management Inc. and Chief Investment Officer of Gabelli Funds, LLC and GAMCO Investors, Inc.; Vice Chairman and Chief Executive Officer of Lynch Interactive Corporation (multimedia and services)	Director of Morgan Group Holdings, Inc. (holding company)

Arthur V. Ferrara Director Age: 74	Since 1995	9	Formerly, Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America from January 1993 to December 1995; President, Chief Executive Officer and Director prior thereto	Director of The Guardian Life Insurance Company of America; Director of The Guardian Insurance & Annuity Company, Inc., Guardian Investor Services LLC, and 25 mutual funds within the Guardian Fund Complex

Karl Otto Pohl Director Age: 75	Since 1995	34	Member of the Shareholder Committee of Sal Oppenheim, Jr. & Cie (private investment bank); Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council (1980-1991)	Director of Gabelli Asset Management Inc. (investment management); Chairman, Incentive Capital and Incentive Asset Management (Zurich); Director at Sal Oppenheim, Jr. & Cie, Zurich

Non-Interested Directors:
Anthony J. Colavita Director Age: 69	Since 1995	36	President and Attorney at Law in the law firm of Anthony J. Colavita, P.C.	—

Anthony R. Pustorino Director Age: 79	Since 1995	17	Certified Public Accountant; Professor Emeritus, Pace University	Director of Lynch Corp. (diversified manufacturing)

Werner J. Roeder, MD Director Age: 64	Since 1995	26	Medical Director of Lawrence Hospital and practicing private physician	—

■	Gabelli Capital Asset Fund

Additional Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

Anthonie C. van Ekris Director Age: 70	Since 1995	20	Managing Director of BALMAC International, Inc. (commodities)	Director of Aurado Energy Inc. (oil and gas operations)

Officers:
Bruce N. Alpert President and Treasurer Age: 53	Since 2004	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all mutual funds advised by Gabelli Funds, LLC and its affiliates; Director and President of Gabelli Advisers, Inc.	—

James E. McKee Secretary Age: 41	Since 1995	—	Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since 1999 and GAMCO Investors Inc. since 1993; Secretary of all mutual funds advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC	—

Special Positions:
Peter Goldstein Chief Compliance Officer Age: 51	Since 2004	—	Director of Regulatory Affairs at Gabelli Asset Management Inc. since February 2004; Vice President of Goldman Sachs Asset Management from November 2000 through January 2004; Deputy General Counsel at Gabelli Asset Management Inc. from February 1999 through November 2000	—

1.	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2.	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purposes of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s Amended and Restated By-Laws and Articles of Amendment and Restatement. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3.	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund’s Manager.
4.	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

■	Gabelli Capital Asset Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period July 1, 2004 through December 31, 2004

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the period and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2004.

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Annualized Expense Ratio	Expenses Paid During Period*
Capital Asset Fund
Actual Fund Return
Capital Asset Fund	$1,000.00	$1,096.70	1.11%	$5.85
Hypothetical 5% Return
Capital Asset Fund	$1,000.00	$1,019.56	1.11%	$5.63

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

■	Gabelli Capital Asset Fund

2004 Tax Notice to Shareholders (Unaudited)

For the fiscal year ended December 31, 2004, the Fund paid to shareholders on December 29, 2004, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.1936 per share and long term capital gains totaling $0.5215 per share and is designated as a capital gain distribution. For the fiscal year ended December 31, 2004, 100% of the ordinary income dividend qualities for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualifying dividend income.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,300 in 2004 and $33,000 in 2003.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2004 and $0 in 2003.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 in 2004 and $3,400 in 2003.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2004 and $0 in 2003.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $68,600 in 2004 and $62,400 in 2003.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant’s Form N-CSR, filed on March 10, 2004 (Accession No. 0000950123-04-003101).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli Capital Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date	March 9, 2005

*	Print the name and title of each signing officer under his or her signature.